SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

CENTERSTATE BANKS OF FLORIDA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:[1]

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[1]	Set forth the amount on which the filing fee is calculated and state how it was determined:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

CENTERSTATE BANKS OF FLORIDA, INC.

March 30, 2006

TO THE SHAREHOLDERS OF

CENTERSTATE BANKS OF FLORIDA, INC.

You are cordially invited to attend the Annual Meeting of Shareholders of CenterState Banks of Florida, Inc. which will be held at the Winter Haven Chamber of Commerce, 2nd Floor Auditorium, 401 Avenue B NW, Winter Haven, Florida 33881, on Tuesday, April 25, 2006 beginning at 10:00 a.m.

At the Annual Meeting you will be asked to consider and vote upon the reelection of the directors to serve until the next Annual Meeting of Shareholders. Shareholders also will consider and vote upon such other or further business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

We hope you can attend the meeting and vote your shares in person. In any case, we would appreciate your completing the enclosed proxy and returning it to us. This action will ensure that your preferences will be expressed on the matters that are being considered. If you are able to attend the meeting, you may vote your shares in person.

We want to thank you for your support during the past year. If you have any questions about the Proxy Statement, please do not hesitate to call us.

Sincerely,

Ernest S. Pinner
Chairman, President and Chief Executive Officer

CENTERSTATE BANKS OF FLORIDA, INC.

1101 FIRST STREET SOUTH, SUITE 202

WINTER HAVEN, FL 33880

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 25, 2006

Notice is hereby given that the Annual Meeting of Shareholders of CenterState Banks of Florida, Inc. (“CenterState”) will be held at Winter Haven Chamber of Commerce, 2nd Floor Auditorium, 401 Avenue B NW, Winter Haven, Florida 33881, on Tuesday, April 25, 2006 beginning at 10:00 a.m. (“Annual Meeting”), for the following purposes:

1. Elect Directors. To elect directors to serve until the Annual Meeting of Shareholders in 2007.

2. Other Business. To transact such other or further business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Only shareholders of record at the close of business on February 28, 2006 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. All shareholders, whether or not they expect to attend the Annual Meeting in person, are requested to complete, date, sign and return the enclosed proxy to CenterState in the accompanying envelope. The proxy may be revoked by the person executing the proxy at any time before it is exercised by filing with the Secretary of CenterState an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

March 30, 2006	Ernest S. Pinner Chairman, President and Chief Executive Officer

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

OF

CENTERSTATE BANKS OF FLORIDA, INC.

TO BE HELD ON

APRIL 25, 2006

INTRODUCTION

General

This Proxy Statement is being furnished to the shareholders of CenterState Banks of Florida, Inc. (“CenterState”) in connection with the solicitation of proxies by the Board of Directors of CenterState from holders of the outstanding shares of the $.01 par value common stock of CenterState (“CenterState Common Stock”) for use at the Annual Meeting of Shareholders of CenterState to be held on Tuesday, April 25, 2006, and at any adjournment or postponement thereof (“Annual Meeting”). The Annual Meeting is being held to elect directors to serve until the Annual Meeting of Shareholders in 2007, and transact such other or further business as may properly come before the Annual Meeting and any adjournment or postponement thereof. The Board of Directors of CenterState knows of no other business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. This Proxy Statement is dated March 30, 2006, and it and the accompanying notice and form of proxy are first being mailed to the shareholders of CenterState on or about March 30, 2006.

The principal executive offices of CenterState are located at 1101 First Street South, Suite 202, Winter Haven, Florida 33880. The telephone number of CenterState at such offices is (863) 293-2600.

Record Date, Solicitation and Revocability of Proxies

The Board of Directors of CenterState has fixed the close of business on February 28, 2006, as the record date for the determination of CenterState shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of CenterState Common Stock at the close of business on such date will be entitled to vote at the Annual Meeting. At the close of business on such date, there were 5,252,655 shares of CenterState Common Stock outstanding and entitled to vote held by approximately 845 shareholders of record. Holders of CenterState Common Stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each share of CenterState Common Stock held of record at the close of business on February 28, 2006. The affirmative vote of the holders of a plurality of shares of CenterState Common Stock represented and entitled to vote at the Annual Meeting at which a quorum is present is required for the election of directors.

Shares of CenterState Common Stock represented by a properly executed proxy, if such proxy is received prior to the vote at the Annual Meeting and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF CENTERSTATE COMMON STOCK WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF CENTERSTATE OF THE NOMINEES LISTED BELOW, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by either (i) giving written notice of revocation to the Secretary of CenterState, (ii) properly submitting to the Secretary of CenterState a duly executed proxy bearing a later date, or (iii) appearing in person at the Annual Meeting and voting in person. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: CenterState Banks of Florida, Inc., 1101 First Street

South, Suite 202, Winter Haven, Florida 33880, Attention: Ernest S. Pinner, Chairman, President and Chief Executive Officer.

A copy of the 2005 Annual Report to Shareholders, including financial statements as of and for the years ended December 31, 2005 and 2004, accompanies this Proxy Statement.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

The Annual Meeting is being held to elect directors of CenterState to serve a one-year term of office. Each director of CenterState serves for a term expiring at the next Annual Meeting of Shareholders, and until his successor is duly elected and qualified. Accordingly, the terms of each member of the Board expire at the Annual Meeting and, therefore, such individuals are standing for reelection to a one-year term expiring at the Annual Meeting of Shareholders in 2007.

All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted for the election of the nominees listed below. In the event that any nominee is unable to serve (which is not anticipated), the persons designated as proxies will cast votes for the remaining nominees and for such other persons as they may select.

Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF THE NOMINEES LISTED BELOW.

The following table sets forth the name of each nominee or director continuing in office of CenterState; a description of his position and offices with CenterState other than as a director, if any; a brief description of his principal occupation and business experience during at least the last five years; and certain other information including the director’s age and the number of shares of CenterState Common Stock beneficially owned by the director on February 28, 2006. Each of the following individuals, except G. Tierso Nunez II, is also serving as a director of either First National Bank of Osceola County, CenterState Bank West Florida N.A., First National Bank of Polk County, or CenterState Bank of Florida, which are wholly-owned subsidiaries of CenterState. For information concerning membership on committees of the Board of Directors, see “ELECTION OF DIRECTORS — Information About the Board of Directors and Its Committees.”

Nominee, Year First Elected a Director, Age and address of 5% Shareholder	Information About Nominee or Director Continuing in Office	Amount, Percentage and Nature of Beneficial Ownership of CenterState Common Stock (a)

James H. Bingham, 57 1999	President of Concire Centers, Inc., a commercial real estate company	67,942 (b) 1.29%

G. Robert Blanchard, Jr., 42 2005	Chairman and President of WRB Enterprises, Inc. (diversified holding company), Director of The Bank of Tampa	162,161 (c) 3.08%

Terry W. Donley, 58 1999	President of Donley Citrus, Inc. (citrus harvesting and production)	59,014 (d) 1.12%

Bryan W. Judge, 78 1999	Self-employed, farming (1994-present); Chief Executive Officer of Judge Farms (1965-1994)	57,754 (e) 1.10%

Samuel L. Lupfer, 50 1999-2003; 2005	Insurance Executive, Divisional President of Bouchard Insurance, previously President and majority owner of Lupfer-Frakes Insurance	26,289 (f) 0.50%

Lawrence W. Maxwell, 61 2002 Mountain Lake Route 17 Lake Wales, FL 33853	Chairman, Century Realty Funds, Inc., a residential and commercial real estate company	411,236 (g) 7.83%

George Tierso Nunez II, 52 2004	President, GT Nunez & Associates, P.A. (certified public accounting firm)	-0-

Thomas E. Oakley, 63 2002	President, Oakley Groves, Inc., Director of Alico, Inc., a public company (citrus business) (1992 - February 2005)	77,789 (h) 1.48%

Ernest S. Pinner, 58 2002	Chairman of First National Bank of Osceola County, CenterState Bank West Florida, N.A., and CenterState Bank of Florida (2002 to present); Chairman of Board (2004 to present), Chief Executive Officer and President (2002 to present) and Executive Vice President (2000 to 2001) of CenterState Holding Company; President and Chief Executive Officer of CenterState Bank of Florida (2000 to 2003); Chairman of CenterState Mid Florida (2004 to present); Area President and Senior Vice President of First Union National Bank (1986 to 1999)	94,514 (i) 1.77%

J. Thomas Rocker, 63 1999	Investor, CEO and owner of Arctic Services, Inc. (1970-2001); Church Business Administrator Volunteer (2002-2004)	28,645 (j) 0.55%

(a)	Information relating to beneficial ownership of CenterState Common Stock by directors is based upon information furnished by each person using “beneficial ownership” concepts set forth in rules of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, nominees and directors continuing in office are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as otherwise indicated in the notes to this table, directors possessed sole voting and investment power as to all shares of CenterState Common Stock set forth opposite their names.

(b)	Includes 27,566 shares held as trustee, 988 shares held jointly with his spouse, 242 shares held by his spouse, 1,311 shares held by a company he controls, 184 held by a dependent child and 37,651 shares held individually.

(c)	Includes 940 shares owned individually, 154,517 shares owned by a corporation he controls and presently exercisable options for 6,704 shares.

(d)	Includes 2,310 shares held by his dependent child, 50,000 shares owned individually, and presently exercisable options for 6,704 shares.

(e)	Includes 480 shares owned individually and 57,274 shares held jointly with his spouse.

(f)	Includes 23,408 shares held as trustee, 2,681 shares held jointly with spouse, and 200 shares held by dependent child.

(g)	Includes 6,704 shares owned individually and 404,532 shares owned jointly with spouse.

(h)	Includes 32,395 shares owned individually, 38,690 shares held jointly with spouse and presently exercisable options for 6,704 shares.

(i)	Includes 7,424 shares owned individually and presently exercisable options for 87,090 shares.

(j)	Includes 15,392 shares owned individually, 4,050 shares held jointly with his spouse and 9,203 shares owned by his spouse.

Director Independence

The Board of Directors has determined that a majority of CenterState’s directors are independent. In determining director independence, the Board considers all relevant facts and circumstances, including the rules of the National Association of Securities Dealers. The Board considers the issue not only from the standpoint of a director, but also from that of persons or organizations with which the director has an affiliation. The Board of Directors has determined that the following seven directors of the Company’s ten directors following the Annual Meeting are independent under these guidelines: Messrs. Oakley, Bingham, Judge, Donley, Rocker, Nunez and Blanchard. As a member of management, Mr. Pinner is not considered independent. The other non-management directors (who are not considered independent because of their prior or current business relationships with CenterState) are Messrs. Maxwell and Lupfer, who continue to participate in the Board’s activities and provide valuable insights and advice.

Information About the Board of Directors and Its Committees

The Board of Directors of CenterState held nine meetings during the year ended December 31, 2005. All of the directors attended at least 75% of the aggregate total number of meetings of the Board of Directors and meetings of the committees of the Board on which they serve, except for Messrs. Bingham, Maxwell and Nunez. CenterState’s Board of Directors presently has four committees. Certain information regarding the function of these standing committees, their membership, and the number of meetings held during 2005 follows:

The Compensation Committee is responsible for establishing appropriate levels of compensation and benefits. The current members of this committee consist of Messrs. Donley (Chairman), Judge, Oakley and Rocker. The committee held four meetings during 2005.

The Loan Committee is responsible for reviewing and approving credit requests in excess of certain limits established for the respective Boards of Directors of the Banks. The current members of this committee consist of Messrs. Bingham, Donley, Judge, Maxwell, Lupfer and Pinner. The committee held two meetings during 2005.

For information regarding CenterState’s Nominating Committee, see “Nominating Committee.”

For information regarding CenterState’s Audit Committee, see “Audit Committee Report.”

In 2005, directors of CenterState received $400 for each board meeting, $250 for each committee meeting not held on a board day ($150 if held on a board day), and $75 for each telephonic committee meeting. Audit Committee members received a fee of $350 for each committee meeting not held on a board day ($250 if held on a board day), and $100 for each telephonic meeting. Effective January 1, 2006, directors of CenterState receive $600 for each board meeting attended ($125 if it is a telephonic meeting). They also receive $300 for each committee meeting attended not held on a board day ($200 if held on a board day and $100 if telephonic). Audit committee members receive a fee of $500 for each committee meeting not held on a board day ($400 if held on a board day and $200 if telephonic).

Executive Officers

The following lists the executive officers of CenterState, all positions held by them in CenterState, including the period each such position has been held, a brief account of their business experience during the past five years and certain other information including their ages. Executive officers are appointed annually at the organizational meeting of the Board of Directors, which follows CenterState’s annual meeting of shareholders, to serve until a successor has been duly elected and qualified or until his death, resignation, or removal from office. Information concerning directorships, committee assignments, minor positions and peripheral business interests has not been included.

Executive Officers	Information About Executive Officers

Ernest S. Pinner, 58	Chairman of First National Bank of Osceola County and CenterState Bank West Florida, N.A.; Chairman of Board (2004 to present), Chief Executive Officer and President (2002 to present) and Executive Vice President (2000 to 2001) of CenterState Holding Company; President and Chief Executive Officer of CenterState Bank of Florida (2000 to 2003); Chairman of CenterState Mid Florida (2004 to present); Area President and Senior Vice President of First Union National Bank (1986 to 1999)

George H. Carefoot, 62	Senior Vice President and Chief Operating Officer (2006 to present) and Treasurer of CenterState Holding Company; President of C.S. Processing and Chairman of CenterState Bank of Florida (2006 to present); President and Chief Executive Officer of First National Bank Polk County (1990 to 2006); President and Chief Executive Officer of Southland Bank (1986-1990); President and Chief Executive Officer of Flagship Peoples Bank (1975-1986),

James J. Antal, 54	Senior Vice President, Chief Financial Officer and Corporate Secretary of CenterState Holding Company (November 1999 to present); self-employed certified public accountant (November 1998 to November 1999); Senior Vice President, Chief Financial Officer and Treasurer of Trumbull Savings and Loan Company (August 1992 to November 1998); Senior Vice President and Chief Financial Officer of Metropolitan Savings Bank of Cleveland (1984-1992)

Management and Principal Stock Ownership

As of February 28, 2006, based on available information, all directors and executive officers of CenterState as a group (12 persons) beneficially owned 931,506 shares of CenterState Common Stock which constituted 17.7% of the number of shares outstanding at that date. This group also owns exercisable options (exercisable within 60 days) for an additional 136,087 shares. To the knowledge of CenterState, the only shareholders who owned more than 5% of the outstanding shares of CenterState Common Stock on February 28, 2006 were Director Lawrence W. Maxwell (7.8%), Wellington Management Co., LLP (9.6%), 75 State Street, Boston, MA 02109; and Keefe Managers LLC (5.2%), 375 Park Avenue, New York, New York 10152.

EXECUTIVE COMPENSATION AND BENEFITS

The following table sets forth all cash compensation for CenterState’s Chief Executive Officer, its Senior Vice President, Chief Financial Officer and Corporate Secretary, and its Senior Vice President and Chief Operations Officer for services to CenterState and its subsidiary banks in 2005.

SUMMARY COMPENSATION TABLE

Annual Compensation						Awards		Payouts	Long Term Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation		Restricted Stock Award(s)	Options/ SARs	LTIP Payouts	All Other Compensation
Ernest S. Pinner	2005	$210,000	$28,500	$5,852	(1)	-0-	-0-	-0-	$4,596	(2)
Chief Executive	2004	$190,000	$20,000	$4,573	(1)	-0-	-0-	-0-	$3,987	(2)
Officer	2003	$175,400	$6,400	$662	(1)	-0-	-0-	-0-	$3,412	(2)

James J. Antal	2005	$132,425	$10,000	$9,339	(1)	-0-	-0-	-0-	$4,455	(2)
Senior Vice President,	2004	$115,500	$6,500	$8,119	(1)	-0-	-0-	-0-	$3,912	(2)
Chief Financial Officer and Corporate Secretary	2003	$109,000	$3,800	$3,883	(1)	-0-	-0-	-0-	$3,412	(2)

George H. Carefoot	2005	$153,700	$17,000	$12,061	(1)	-0-	-0-	-0-	$3,845	(2)
Senior Vice President,	2004	$147,818	$16,000	$11,653	(1)	-0-	-0-	-0-	$3,811	(2)
and Chief Operations	2003	$143,513	$7,664	$11,272	(1)	-0-	-0-	-0-	$3,780	(2)
Officer (2006 to present) formerly President and CEO of one of the Company’s subsidiary banks

(1)	Represents 401(k) employer contribution.

(2)	Represents country club dues and certain group term life insurance premiums paid by CenterState.

Stock Option Plans. CenterState has authorized 365,000 common shares for employees under an incentive stock option and non-statutory stock option plan (the “1999 Plan”). Options are granted at fair market value of the underlying stock at date of grant. Each option expires ten years from the date of grant. Options become 25% vested immediately as of the grant date and continue to vest at a rate of 25% on each anniversary date thereafter. At December 31, 2005, there were 69,230 shares available for future grants. In addition to the 1999 Plan, CenterState has assumed and converted the stock option plans of its subsidiary banks consistent with the terms and conditions of their respective merger agreements. These options are all vested and exercisable. At December 31, 2005, they represented exercisable options on 73,739 shares of CenterState’s common stock.

In 2004, CenterState shareholders authorized an employee stock purchase plan (“ESPP”). The number of shares of common stock for which options may be granted under the ESPP is 200,000, which amount shall be increased on December 31 of each calendar year for an amount equal to 6% of the increase in the outstanding shares of common stock from January 1 of each calendar year (from February 27, 2004 for the 2004 calendar year). As of December 31, 2005, there were no grants outstanding pursuant to this plan.

A summary of the status of CenterState’s stock option plans at December 31, 2005 is presented below:

	December 31, 2005
	Number	Weighted Average Exercise Price
Stock Options
Options outstanding, beginning of period	344,333	$19.96
Granted	20,500	34.00
Exercised	(9,124)	17.09
Forfeited	(2,250)	18.34

Options outstanding, end of period	353,459	$20.86

Options exercisable at end of period	266,709	$18.07

Weighted - average fair value of options granted during the period per share	$16.13

Employee Stock Purchase Plan
Options outstanding, beginning of period	26,404	$20.31
Granted	—	—
Exercised	(22,549)	20.31
Forfeited	(3,855)	20.31

Options outstanding, end of period	—	—

Options exercisable at end of period	—	—

Weighted - average fair value of options granted during the period per share	—

The following table provides information on the values of each named executive officer’s unexercised options at December 31, 2005.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End

Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised in-the-Money Options/SARs at FY-End($) Exercisable/ Unexercisable
Ernest S. Pinner	—	—	85,840/51,250	$893,332/$193,750
James J. Antal	—	—	18,750/6,250	$290,612/$36,238
George H. Carefoot	739	$9,045	10,135/-0-	$219,543/-0-

CenterState has assumed stock options issued by its subsidiary banks that were outstanding as of the time of their acquisition. In addition, CenterState has an officers and employees stock purchase plan. All of the foregoing plans were approved by the respective shareholders of the bank and CenterState. The following sets forth certain information regarding these plans:

Equity Compensation Plan Information

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
Assumed stock options issued by CenterState Holding Company subsidiary banks that were outstanding as of the time of their acquisition	73,739	$13.72	-0-
Officer and employee stock option plan	279,720	22.74	69,230
Employee Stock Purchase Plan	-0-	-0-	284,502
Equity compensation plans not approved by security holders:	-0-	-0-	-0-

Total	353,459	$20.86	353,732

Change in Control Provisions. CenterState has adopted resolutions that provide for payments to its executive officers, as well as the executive officers of its subsidiary banks, if within one year following a change in control (as defined in the resolutions), the employment of the executive is terminated (i) by CenterState or its subsidiary bank for any reason other than cause (as defined) or the death of the executive, or (ii) by the executive for good reason (as defined). In such circumstances, the executive is entitled to receive a lump sum cash amount (subject to applicable payroll and taxes required to be withheld) equal to 2.99 times the current annual base salary (in the case of CenterState executive officers and the president and chief executive officers of CenterState’s subsidiary banks) and one times the annual base salary in the case of all other executive officers. The executives also are entitled to the foregoing amounts if the employment is terminated (i) by the executive for good reason (as defined) or (ii) CenterState or its subsidiary bank for any reason other than cause (as defined) or the death of the executive, and the termination occurs after the first anniversary of the change in control. These payments to the executive after the first anniversary of a change in control are reduced by one-sixth for each three months of employment of the executive by CenterState or its subsidiary bank subsequent to such first anniversary of the change in control. In addition to the foregoing payments, the executive is entitled to reimbursement for COBRA health insurance coverage.

Split-Dollar Agreements. CenterState, through its subsidiary banks, has entered into split-dollar agreements with several of its officers, including Ernest S. Pinner (President, Chief Executive Officer and Chairman of the Board of Directors), James J. Antal (Senior Vice President, Chief Financial Officer and Corporate Secretary), and George H. Carefoot (Senior Vice President, Treasurer and Chief Operations Officer) effective January 11, 2006.

Certain Transactions

CenterState’s subsidiary banks have outstanding loans to certain CenterState directors, executive officers, their associates and members of the immediate families of such directors and executive officers. These loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not affiliated with the banks and did not involve more than the normal risk of collectibility or present other unfavorable features.

CenterState purchases substantially all of its business insurance from a company at which director Lupfer is a divisional president and has an ownership interest therein. During 2005, CenterState paid total premiums of approximately $81,000 to Mr. Lupfer’s insurance agency.

CenterState also has various business relationships with director Maxwell. Several branch offices are leased from Mr. Maxwell or companies he controls. During 2005, CenterState paid approximately $151,000 in lease payments to director Maxwell, or companies he controls. In February 2006, CenterState purchased land for a future branch site and corporate office from Mr. Maxwell. The total purchase price was approximately $1,700,000.

NOMINATING COMMITTEE

CenterState has established a nominating committee of the Board of Directors consisting of Messrs. Oakley (Chairman), Bingham and Donley, each of whom is an independent director as defined under the rules of the National Association of Securities Dealers. The committee held one meeting during 2005. The nominating committee operates pursuant to a written charter that has the exclusive right to recommend candidates for election as directors to the Board. A copy of this charter is included as Appendix A to this Proxy Statement. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experience, their business and social perspective, concern for the long-term interests of the shareholders, and personal integrity and judgment. In addition, candidates must be aware of the directors vital part in CenterState‘s good corporate citizenship and corporate image, have time available for meetings and consultation on CenterState matters, and be willing to assume broad, fiduciary responsibility. Qualified candidates for membership on the Board will be considered without regard to race, color, religion, sex, ancestry, national origin or disability. The nominating committee will review the qualifications and backgrounds of the directors, as well as the overall composition of the Board, and recommend to the full Board the slate of directors to be nominated for election at the annual meeting of shareholders. The nominating committee will consider director candidates recommended by shareholders, provided the recommendation is in writing and delivered to the President of CenterState at the principal executive offices of CenterState not later than the close of business on the 120th day prior to the first anniversary of the date on which CenterState first mailed its proxy materials to shareholders for the preceding year’s annual meeting of shareholders. The nomination and notification must contain the nominee’s name, address, principal occupation, total number of shares owned, consent to serve as a director, and all information relating to the nominee and the nominating shareholder as would be required to be disclosed in solicitation of proxies for the election of such nominee as a director pursuant to the Securities and Exchange Commission’s proxy rules. The committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a shareholder or not.

CenterState’s Board has adopted a formal process by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of CenterState at 1101 First Street South, Suite 202, Winter Haven, Florida 33880, attention: President and Chief Executive Officer. All communications will be compiled by the President and Chief Executive Officer and submitted to the members of the Board. CenterState does not have a policy that requires directors to attend the Annual Meeting. All members of the Board attended last year’s Annual Meeting, except for Mr. Blanchard.

COMPENSATION COMMITTEE REPORT

During 2005, the Compensation Committee of the Board of Directors was composed of four members, each of whom is an independent director as defined under the rules of the National Association of Securities Dealers. The current members of this committee consist of Messrs. Donley (Chairman), Judge, Oakley and Rocker.

Compensation Policy. The Company’s compensation policy is designed to make changes in total compensation with changes in the value created for the Company’s shareholders. The Compensation Committee believes that compensation of executive officers and others should be a result of the Company’s operating performance and should be designed to aid the Company in attracting and retaining high-performing executives.

The objectives of the Compensation Committee’s compensation strategy are to establish incentives for certain executives and others to achieve and maintain short-term and long-term operating performance goals for the Company, and to provide compensation that recognizes individual contributions as well as overall business results. At the Company, executive officer compensation comprises three areas: base salary, cash based short-term annual incentives, and long-term stock incentives.

In establishing executive officer salaries and increases, the Compensation Committee considers individual annual performance in the areas of customer service, morale, completed projects, team work and communication, and the relationship of total compensation to the salary market of similarly situated institutions. The decision to increase base pay is determined by the Compensation Committee using performance results measured annually. The Company’s general approach to executive compensation is to provide market competitive base salary, and to reward performance through cash bonuses consistent with individual contributions to the Company’s financial performance.

Chief Executive Officer Compensation. Effective January 1 of each year, the Compensation Committee reviews the compensation paid to the Chief Executive Officer of the Company. Final approval of Chief Executive Officer compensation is made by the Board of Directors. Changes in base salary and the awarding of cash and stock incentives are based on the Company’s profitability, growth and loan quality. The Compensation Committee also considers the Chief Executive Officer’s abilities in the areas of leadership and morale, community involvement and communication. Also, utilizing published surveys, databases and other means, the Compensation Committee surveyed the total compensation of chief executive officers of comparable-sized financial institutions located from across the nation as well as locally.

After reviewing appropriate data, based on specific accomplishments and the overall financial performance of the Company, and the recommendation from the Compensation Committee, the board increased Mr. Pinner’s annual salary by $20,000 to $210,000 for 2005. Mr. Pinner also was awarded a cash bonus for 2004 of $28,500 which was paid in January 2005. In January 2006, Mr. Pinner was awarded a cash bonus of $100,000 for 2005. The Compensation Committee also increased Mr. Pinner‘s annual salary for 2006 by $40,000 to $250,000 effective January 1, 2006.

Summary. In summary, the Compensation Committee believes that the Company’s compensation program is reasonable and competitive with compensation paid by other financial institutions similarly situated. The program is designed to reward strong performance.

Compensation Committee Interlock and Insider Participation

Mr. Pinner did not serve as a member of the Compensation Committee in 2005. Mr. Pinner was not present for any discussion or decisions that relate to his compensation with the Bank. Mr. Pinner is also the Chairman of First National Bank of Osceola County, CenterState Bank West Florida N.A., First National Bank of Polk County and CenterState Bank of Florida. As of January 2006, First National Bank of Polk County and CenterState Bank of Florida were merged and Mr. Carefoot, the Company’s Senior Vice President and Chief Operating Officer, became the Chairman of the combined Bank.

AUDIT COMMITTEE REPORT

CenterState has an Audit Committee for the Board of Directors which consists of Messrs. Rocker, Oakley, Nunez and Blanchard, each of whom is an independent director pursuant to the independence standards of the Sarbanes-Oxley Act of 2002, and as defined under the rules of the National Association of Securities Dealers. Mr. Nunez, has been designated a “financial expert” pursuant to the provisions of the Sarbanes-Oxley Act of 2002. The board of directors has deemed Mr. Nunez properly qualified and that he meets the criteria for “financial expert” as defined by the Sarbanes-Oxley Act of 2002, which basically is limited to those who have prepared or audited comparable company financial statements. The Committee held 11 meetings during 2005. The Audit Committee of the Board is responsible for providing independent, objective oversight and review of CenterState’s accounting functions and internal controls. The Audit Committee is governed by a written charter adopted and approved by the Board of Directors.

The responsibilities of the Audit Committee include recommending to the Board an auditing firm to serve as CenterState’s independent auditors. The Audit Committee also, as appropriate, reviews and evaluates, and discusses and consults with CenterState’s management, CenterState’s internal audit personnel and the independent auditors regarding the following:

•	the plan for, and the independent auditors’ report on, each audit of CenterState’s financial statements

•	changes in CenterState’s accounting practices, principles, controls or methodologies, or in CenterState’s financial statements, and recent developments in accounting rules

This year the Audit Committee reviewed the Audit Committee Charter and, after appropriate review and discussion, the Audit Committee determined that the Committee had fulfilled its responsibilities under the Audit Committee Charter. The Audit Committee also considered and concluded that the independent auditor’s provision of non-audit services in 2005 was compatible with applicable independence standards.

Management is responsible for the preparation and presentation of the Company’s financial statements and its overall financial reporting process and, with the assistance of the Company’s internal auditors, for maintaining appropriate internal controls and procedures that provide for compliance with accounting standards and applicable laws.

The Audit Committee is responsible for recommending to the Board that CenterState’s financial statements be included in CenterState’s annual report. The Committee took a number of steps in making this recommendation for 2005. First, the Audit Committee discussed with CenterState’s independent auditors, those matters the auditors communicated to the Audit Committee under applicable auditing standards, including information concerning the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed the auditor’s independence with the auditors and received a letter from the auditors regarding independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure informed the Audit Committee of the auditor’s independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed with CenterState management and the auditors, CenterState’s audited financial statements as of, and for the year ended, December 31, 2005.

Based on the discussions with the auditors concerning the audit, the independence discussions, and the financial statement review, and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that CenterState’s Annual Report on Form 10-K include these financial statements.

Audit Committee
G. Robert Blanchard, Jr.
G. Tierso Nunez II
Thomas E. Oakley
J. Thomas Rocker, Chairman

PERFORMANCE GRAPH

The shares of Common Stock commenced trading on the OTC Bulletin Board on January 26, 2001 and on the Nasdaq National Market System on February 20, 2001. The following graph compares the yearly percentage change in cumulative shareholder return on the Company’s common stock, with the cumulative total return of the NASDAQ stock index and The Carson Medlin Company’s Independent Bank Index, since January 1, 2001 (assuming a $100 investment on January 1, 2001 and reinvestment of all dividends).

	1/1/2001	12/31/2001	12/31/2002	12/31/2003	12/31/2004	12/31/2005
Centerstate Banks of Florida, Inc. Independent Bank Index Nasdaq Index	100 100 100	151 124 79	177 154 55	173 210 82	293 249 89	319 252 91

INDEPENDENT AUDITORS

Pursuant to recent amendments to the securities laws, the Audit Committee of the Board of Directors has the authority to select the independent public accountants to audit the consolidated financial statements of CenterState for the current year ending December 31, 2005. KPMG LLP has served as independent auditors for CenterState since 1999. A representative of the accounting firm is expected to be present at the Annual Meeting, where he will be available to respond to questions and, if so desired, to make a statement.

Fees Paid to the Independent Auditor

The following sets forth information on the fees paid by the CenterState to KPMG LLP for 2005 and 2004.

	2005	2004
Audit Fees	$296,263	$199,250
Audit-Related Fees	-0-	-0-
Tax Fees	-0-	53,300

Subtotal	296,263	252,550
All Other Fees	-0-	-0-

Total Fees	$296,263	$252,550

Services Provided by KPMG LLP

All services rendered by KPMG LLP are permissible under applicable laws and regulations, and are pre-approved by the Audit Committee. (The Audit Committee’s pre-approval policy with respect to non-audit services is shown as Appendix B to this proxy statement.) Pursuant to new rules of the SEC, the fees paid to KPMG LLP for services are disclosed in the table above under the categories listed below.

1)	Audit Fees – These are fees for professional services perform for the audit of CenterState’s annual financial statements and review of financial statements included in CenterState’s 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements. The table below compares 2005 Audit Fees to 2004.

	2005	2004
Financial statement audit and review of financial statements included in CenterState’s 10-Q filings	$120,000	$71,500
Services related to Section 404 of the Sarbanes-Oxley Act of 2002, audit of internal controls over financial reporting	111,263	113,750
Services related to CenterState’s shareholder rights offering	-0-	10,000
Services related to CenterState’s employee stock purchase plan registration	-0-	4,000
Services relating to CenterState’s 2005 stock offering	52,500	-0-
Services relating to CenterState’s amended Form 10-K/A	2,500	-0-
Services relating to CenterState’s acquisition of CenterState Bank Mid Florida	10,000	-0-

Total Audit Fees	$296,263	$199,250

2)	Audit-Related Fees – These are fees for assurance and related services performed that are reasonably related to the performance of the audit or review of CenterState’s financial statements. No such services were performed in 2005 or 2004.

3)	Tax Fees – These are fees for professional services performed by KPMG LLP with respect to tax compliance, tax advice and tax planning. This includes preparation of original and amended tax returns for CenterState and its consolidated subsidiary; refund claims; payment planning; tax audit assistance; and tax work stemming from “Audit-Related” items. Effective 2006, KPMG LLP no longer performs these services for CenterState. CenterState engaged a separate independent accounting firm that now performs these services.

4)	All Other Fees – These are fees for other permissible work performed by KPMG LLP that does not meet the above category descriptions. No such services were performed in 2005 or 2004.

These services are actively monitored (both spending level and work content) by the Audit Committee to maintain the appropriate objectivity and independence in the core work of KPMG LLP, which is the audit of CenterState’s consolidated financial statements.

SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Proposals of shareholders of CenterState intended to be presented at the 2007 Annual Meeting of Shareholders must be received by CenterState at its principal executive offices on or before December 1, 2006, in order to be included in CenterState’s Proxy Statement and form of proxy relating to the 2007 Annual Meeting of Shareholders.

SECTION 16(a) REPORTING REQUIREMENTS

Section 16(a) of the Securities Exchange Act of 1934 requires CenterState’s directors and executive officers and persons who beneficially own more than 10% of CenterState Common Stock, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. To CenterState’s knowledge, based solely upon a review of forms furnished to CenterState or written representations that no other reports were required, CenterState believes that during the year ended December 31, 2005, all Section 16(a) filings applicable to its officers and directors were complied with in a timely fashion, except for director Donley, who filed a Form 5 disclosing a purchase of 340 shares of CenterState stock which he purchased as custodian for his dependent son in 2004 pursuant to CenterState’s shareholder rights offering and which he had inadvertently overlooked.

OTHER INFORMATION

Proxy Solicitation

The cost of soliciting proxies for the Annual Meeting will be paid by CenterState. In addition to solicitation by use of the mail, proxies may be solicited by directors, officers, and employees of CenterState in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements also will be made to furnish copies of proxy materials to custodians, nominees, fiduciaries and brokerage houses for forwarding to beneficial owners of CenterState Common Stock. Such persons will be paid for reasonable expenses incurred in connection with such services.

Miscellaneous

Management of CenterState does not know of any matters to be brought before the Annual Meeting other than those described in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons named as proxies in the enclosed form of proxy and acting thereunder will vote on such matters in accordance with the recommendation of the Board of Directors.

Upon the written request of any person whose proxy is solicited by this Proxy Statement, CenterState will furnish to such person without charge (other than for exhibits) a copy of CenterState’s Annual Report on Form 10-K for its fiscal year ended December 31, 2005, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission. Written requests may be made to CenterState Banks of Florida, Inc., 1101 First Street South, Suite 202, Winter Haven, FL 33880, Attention: James J. Antal.

Appendix A

CENTERSTATE BANKS OF FLORIDA, INC.

CHARTER OF NOMINATING COMMITTEE

OF THE BOARD OF DIRECTORS

(Originally adopted on February 26, 2004)

COMPOSITION

The Nominating Committee (the “Committee”) of the Board of Directors of CenterState Banks of Florida, Inc., a Florida corporation (the “Company”), shall consist of at least two (2) independent members of the Board of Directors of the Company (the “Board”).

Each member shall be free from any relationship that would interfere with the exercise of his or her independent judgment, as determined by the Board and shall meet, as applicable, the standards for independence set forth in the rules and regulations of the Securities and Exchange Commission (the “SEC”) and The Nasdaq Stock Market (“Nasdaq”).

The Board shall appoint the members of the Committee and the Committee chairperson. The Board may remove any Committee member at any time.

PURPOSE

The purpose of the Committee shall be to:

•	Identify, review and evaluate candidates to serve as directors of the Company and recommend director candidates to the Board.

•	Serve as a focal point for communication between candidates, non-committee directors and the Company’s management.

•	Determine whether existing directors should be re-nominated.

•	Make other recommendations to the Board regarding affairs relating to the directors of the Company.

OPERATING PRINCIPLES AND PROCESSES

In fulfilling its functions and responsibilities, the Committee should give due consideration to the following operating principles and processes:

•	Communication - Regular and meaningful contact with the Chairman of the Board, other committee chairpersons, members of senior management and independent professional advisors to the Board and its various committees, as applicable, is important for strengthening the Committee’s knowledge of relevant current and prospective corporate governance issues.

•	Resources - The Committee shall be authorized to access such internal and, in consultation with senior management, external resources as the Committee deems necessary or appropriate to fulfill its defined responsibilities, including engagement of independent legal counsel, consultants and other professional advisors, as well as executive search firms to help identify director candidates. The Committee shall have sole authority to approve fees, costs and other terms of engagement of such outside resources.

•	Meeting Agendas - Committee meeting agendas shall be the responsibility of the Committee chairperson with input from the Committee members and other members of the Board as well as, to the extent deemed appropriate by the chairperson, from members of senior management and outside advisors.

•	Committee Meeting Attendees - The Committee shall be authorized to require members of senior management and to request that outside counsel and other advisors attend Committee meetings.

•	Reporting to the Board of Directors - The Committee, through the Committee chairperson, shall report all material activities of the Committee to the Board from time to time, or whenever so requested by the Board.

•	Other Functions - The Committee shall have the authority to perform such other functions, and shall have such powers, as may be necessary or appropriate in the efficient and lawful discharge of its responsibilities hereunder.

FUNCTIONS AND AUTHORITY

The operation of the Committee will be subject to the provisions of the Bylaws of the Company and the Florida Business Corporation Act, each as in effect from time to time. The Committee will have the full power and authority to carry out the following primary responsibilities:

•	Criteria for Board Membership; Director Nominations - The Committee, in consultation with the Chairman of the Board, has the primary responsibility for identifying, evaluating, reviewing and recommending qualified candidates to serve on the Board, including consideration of any potential conflicts of interest. The Committee shall also have the primary responsibility, following the Board assessment provided for below, for evaluating, reviewing and considering the recommendation for nomination of current Directors for reelection to the Board. The selection of nominees for Director to be presented to the stockholders for election or reelection, and the selection of new Directors to fill vacancies and newly created directorships on the Board, shall be made by the full Board based on the recommendations of the Committee.

•	Board Assessment - The Committee shall periodically review, discuss and assess the performance of the Board, seeking input from senior management, the full Board and others. The assessment shall include evaluation of the performance of the members of the Board of Directors, individually and collectively, the Board’s contribution as a whole, specific areas in which the Board and/or management believe better contributions could be made, and overall Board composition and makeup, including whether it is desirable for each member of the Board to continue to serve on the Board based upon the designated functional needs of the Board. The factors to be considered shall include whether the Directors, both individually and collectively, can and do provide the skills and expertise appropriate for the Company. The Committee shall also consider and assess each Director’s satisfaction of the criteria established for Board membership or membership on any committee of the Board, including the independence of Directors and whether a majority of the Board continue to be independent from management, in both fact and appearance as well as within the meaning prescribed by SEC or Nasdaq. The results of such assessments shall be provided to the Board for further discussion as appropriate.

•	Director Change of Position - The Committee shall review and make recommendations to the Board regarding the continued service of a Director in the event (i) an employee Director’s employment with the Company is terminated for any reason or (ii) a nonemployee Director changes his/her primary job responsibility or primary employer since the time such Director was most recently elected to the Board. In this regard, the Committee may consider the establishment of procedures for retirement or resignation of Directors under such circumstances.

•	Stockholder Communications, Proposals and Nominations - The Committee shall, if deemed advisable, establish a process for reviewing and considering stockholder communications, and proposals submitted by stockholders that relate to corporate governance matters, including stockholder nominations for directors and/or stockholder suggestions for director nomination. The Committee shall review and make recommendations to the Board regarding any such proposal, nomination or suggestion for nomination. If the Committee establishes a process for reviewing and considering stockholder communications, such process shall be submitted for approval by a majority of the independent directors of the Company.

•	Procedures for Handling Complaints - The Committee shall oversee, and, if deemed advisable, develop procedures for handling the receipt, retention and treatment of complaints received by the Company (whether initiated by employees of the Company or outside third parties) with respect to legal and regulatory compliance matters.

•	Qualified Legal Compliance Committee - The Committee shall act as the Company’s Qualified Legal Compliance Committee within the meaning of 17 CFR Part 205.2(k).

MEETINGS

The Committee will hold at least one regular meeting per year and additional regular or special meetings as its members deem necessary or appropriate. Meetings may be called by the Chairman of the Committee or the Chairman of the Board.

MINUTES AND REPORTS

Minutes of each meeting will be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Chairman of the Committee will report to the Board from time to time, or whenever so requested by the Board. In addition, the Chairman of the Committee or his or her delegate shall be available to answer any questions the other directors may have regarding the matters considered and actions taken by the Committee.

CENTERSTATE BANKS OF FLORIDA, INC.

DIRECTOR NOMINATION AND SHAREHOLDER COMMUNICATION POLICY

Director Nomination

The nominating committee of the Board of Directors has the exclusive right to recommend candidates for election as directors to the Board. Board candidates will be considered based upon various criteria, such as their broad-based business and professional skills and experience, business and social perspective, concern for the long-term interests of the shareholders, and personal integrity and judgment. In addition, a director must be willing to apply sound and independent business judgment, be aware of a director’s vital part in the Company’s good corporate citizenship and corporate image, have sufficient time available for meetings and consultation on Company matters, and be willing to assume broad, fiduciary responsibility.

Qualified candidates for membership on the Board will be considered without regard to race, color, religion, sex, ancestry, national origin or disability. The nominating committee will review the qualifications and backgrounds of the directors, as well as the overall composition of the Board, and recommend to the full Board the slate of directors to be nominated for election at the annual meeting of shareholders.

Process for Identifying and Evaluating Nominees

The nominating committee’s process for identifying and evaluating nominees is as follows: in the case of incumbent directors whose terms of office are set to expire, the nominating committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, the level of participation, the quality of performance, and the transactions of such directors with the Company during their term. In the case of new director candidates, the committee first determines whether the nominee is independent for Nasdaq purposes and meets the criteria set forth above. The nominating committee also may use its network of contacts to compile a list of potential candidates. The committee then meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote.

Shareholder Nominations

The nominating committee will consider director candidates recommended by shareholders provided the procedures set forth below are followed by the shareholders in submitting recommendations. The nominating committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a shareholder or not.

Process for Shareholders to Submit Nominations

Nominations other than those made by the nominating committee shall be made in writing and shall be delivered to the President of the Company at the principal executive offices of the Company not later than the close of business on the 120th day prior to the first anniversary of the date on which the Company first mailed its proxy materials to shareholders for the preceding year’s annual meeting of shareholders. Such nomination and notification shall contain the following information to the extent known to the notifying shareholder:

(a)	the names and addresses of the proposed nominee or nominees;

(b)	the principal occupation of each proposed nominee;

(c)	the total number of shares that to the knowledge of the notifying or nominating shareholders will be voted for each of the proposed nominees;

(d)	the name and residence address of each notifying or nominating shareholder;

(e)	the number of shares owned by the notifying or nominating shareholder;

(f)	the consent of the proposed nominee to serve, if elected; and

(g)	all information relating to each nominee and nominating shareholder as would be required to be disclosed in solicitation of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended and the rules thereunder.

Nominations not made in accordance herewith may, in his discretion, be disregarded by the chairman of the meeting, and upon his instructions, the judges of election shall disregard all votes cast for such nomination.

Shareholder Communications with the Board of Directors

Shareholders may communicate with the Board of Directors. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of CenterState Banks of Florida, Inc., 1101 First Street South, Suite 202, Winter Haven, FL 33880, attention: President and Chief Executive Officer. All communications to the President and Chief Executive Officer will be distributed to each member of the Board.

Director Annual Meeting Attendance

The Company recommends that the directors who are up for election at the annual meeting attend such annual meeting, but it is not required.

Appendix B

CENTERSTATE BANKS OF FLORIDA, INC.

PRE-APPROVAL POLICY

AUDIT AND NON-AUDIT SERVICES

I.	Statement of Principles

The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the pre-approval of the Audit Committee. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of pre-approved services, based on subsequent determinations.

II.	Delegation

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III.	Audit Services

The annual Audit service engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved the Audit services listed in Appendix I. All other Audit services not listed in Appendix I must be separately pre-approved by the Audit Committee.

IV.	Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved the Audit-related services listed in Appendix II. All other Audit-related services not listed in Appendix II must be separately pre-approved by the Audit Committee.

V.	Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved the Tax services listed in Appendix III. All Tax services involving large and complex transactions not listed in Appendix III must be separately pre-approved by the Audit Committee.

VI.	All Other Services

The Audit Committee may grant pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor. The Audit Committee has pre-approved the All Other services listed in Appendix IV. Permissible All Other services not listed in Appendix IV must be separately pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audited services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.	Pre-Approval Fee Levels

Pre-approval fee levels for all services to be provided by the independent auditor will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

VIII.	Supporting Documentation

With respect to each proposed pre-approved service, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

IX.	Procedures

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer, or any other designated officer, and must include a joint statement as to whether, in their view, the request of application is consistent with the SEC’s rules on auditor independence.

Appendix I

Pre-Approval Policy for Audit and Non-Audit Services

Service – Audit and 10Q’s	Range of Fees
Statuary audits or financial audits for subsidiaries or affiliates of the Company Audit of Internal Control over financial reporting (SOX 404) 2005

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters.

Consultations by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services).

Appendix II

Pre-Approval Policy for Audit and Non-Audit Services

Service – Other	Range of Fees
Due diligence services pertaining to potential business acquisitions/dispositions

Financial statement audits of employee benefit plans

Agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters

Internal control reviews and assistance with internal control reporting requirement

Consultations by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services).

Attest services not required by statute or regulation

Appendix III

Pre-Approval Policy for Audit and Non-Audit Services

Service – Tax	Range of Fees
U. S. federal, state and local tax planning and advice

U. S. federal, state and local tax planning and advice – Statutory Trust I

U. S. federal, state and local tax compliance

International tax planning and advice

International tax compliance

Review of federal, state, local and international income, franchise, and other tax returns

Licensing (or purchase) of income tax preparations software from the independent auditor, provided the functionally is limited to preparations of tax returns

Tax consulting services with respect to such matters that may arise as listed in the engagement letter

•	Licensing or purchasing income tax preparation software is permitted, so long as the functionality is limited to preparation of tax returns. If the software performs additional functions, each function must be evaluated separately for its potential effect on the auditor’s independence

Appendix IV

Pre-Approval Policy for Audit and Non-Audit Services

Service – Miscellaneous	Range of Fees

Exhibit 1

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statement of the audit client*

•	Financial information systems design and implementation*

•	Appraisal or valuation services, fairness opinions or contributions-in-kind reports*

•	Actuarial services*

•	Internal audit outsourcing services*

•	Management functions

•	Human resources

•	Broker-dealer, investment advisor or investment banking services

•	Legal services

•	Expert service unrelated to the audit

*	Provision of these non-audits services is permitted if it is reasonable to conclude that the results of these services will not be subject to audit procedures. Materially is not an appropriate basis upon which to overcome the rebuttable presumption that prohibited services will be subject to audit procedures because determining materially is itself a matter of audit judgment.

CENTERSTATE BANKS OF FLORIDA, INC.

REVOCABLE PROXY

ANNUAL MEETING, APRIL 25, 2006

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 25, 2006.

The undersigned hereby appoints Lawrence W. Maxwell and George H. Carefoot, or either of them with individual power of substitution, proxies to vote all shares of the Common Stock of CenterState Banks of Florida, Inc. (“CenterState”) which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the Winter Haven Chamber of Commerce, 2nd Floor Auditorium, 401 Avenue B NW, Winter Haven, Florida 33881, on Tuesday, April 25, 2006, at 10:00 a.m., and at any adjournment thereof.

SAID PROXIES WILL VOTE ON THE PROPOSAL SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AS SPECIFIED ON THIS CARD. IF A VOTE IS NOT SPECIFIED, SAID PROXIES WILL VOTE IN FAVOR OF THE ELECTION OF THE DIRECTORS LISTED BELOW. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, SAID PROXIES WILL VOTE ON SUCH MATTERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

1.	ELECTION OF DIRECTORS

☐ FOR the election of directors of all nominees listed below (except as marked to the contrary below)	or ☐ WITHHOLD AUTHORITY to vote for all nominees listed below

TERRY W. DONLEY J. THOMAS ROCKER THOMAS E. OAKLEY SAMUEL L. LUPFER	G. ROBERT BLANCHARD, JR. BRYAN W. JUDGE LAWRENCE W. MAXWELL	JAMES H. BINGHAM ERNEST S. PINNER G. TIERSO NUNEZ II

(INSTRUCTION: To withhold authority to vote for any of the above listed nominees, please strike a line through that individual’s name)

PLEASE MARK, SIGN BELOW, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE FURNISHED.

Please sign exactly as name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

SHARES

DATED: , 2006

Signature

Signature if held jointly

Please print or type your name

☐	Please mark here if you intend to attend the Annual Meeting of Shareholders.